Exhibit (a)(1)(H)

Login Page

Welcome Page

Make My Election Page

Review My Election Page

Submit My Elections Page

Print Election Confirmation

Printable Confirmation

Warnings if participant does not print

Password Reset Screen


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SERVICESOURCE

Offer to Exchange Certain Outstanding Options for New Options
Closes January 22, 2013 at 9:00 p.m. Pacific Time

Welcome to your Option Exchange Program website!

Please enter your login id and password.

If you have misplaced or did not receive your password, please send an email to stockadmin@servicesource.com.

Login Id: (Not Case Sensitive)

Password: (Case Sensitive)

ENTER

Done


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Welcome
SERVICESOURCE
Offer to Exchange Certain Outstanding Options for New Options
Closes January 22, 2013 at 9:00 p.m. Pacific Time
Welcome:
Home Logout Administration
Learn
Click on any of the links below to learn more.
Email from Mike Smerklo
Offer to Exchange Certain Outstanding Options for New Options
Schedule TO-Tender Offer Statement
The PDF documents above require Adobe Acrobat Reader. If necessary you can download it from Adobe Systems.
Make My Election
You have 32 days left to elect whether to keep your Eligible Options or exchange them for New Options.
Make/Change My Election
Print My Election Confirmation
Need Help?
Contact Khue Nguyen, Stock Program Manager, at (415) 901-7709 or knguyen@servicesource.com.
Change Your Password

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SERVICESOURCE

Offer to Exchange Certain Outstanding Options for New Options
Closes January 22, 2013 at 9:00 p.m. Pacific Time

Welcome: | Home Logout Administration

Make My Election (Step 1 of 4)

Indicate your decision to tender your Eligible Option Grants identified below for exchange for New Options by selecting the "Yes" choice it in the Election column.

If you do not want to tender one or more of your Eligible Option Grants for exchange, select the "No" choice in the Election column for those particular options.

If you do not select the "Yes" choice with respect to an Eligible Option Grant, your election with respect to that Eligible Option Grant will default to "No". In that event, the Eligible Option Grant will not be exchanged.

You may not tender only a portion of an Eligible Option Grant.

Reminder

Before making your election, please ensure that you have reviewed and understand the documents that constitute this offer:

- Email from Mike Smerklo
- Offer to Exchange Certain Outstanding Options for New Options
- Schedule TO-Tender Offer Statement

Eligible Options | New Options

Grant Number	Type	Grant Date	Price ($)	Total Eligible Options	Unvested Eligible Options	Vested Eligible Options	Exchange Ratio	Type	Total New Options	Unvested New Options	Vested New Options	Election [Y/N]
												○ Yes ◉ No

Cancel | Continue

Need Help?

Contact Khue Nguyen, Stock Program Manager, at (415) 901-7709 or knguyen@servicesource.com.

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SERVICESOURCE

Offer to Exchange Certain Outstanding Options for New Options
Closes January 22, 2013 at 9:00 p.m. Pacific Time

Welcome: Home Logout Administration

Review My Election (Step 2 of 4)

You have made the following elections with respect to your Eligible Options:

Eligible Options								New Options				
Grant Number	Type	Grant Date	Price ($)	Total Eligible Options	Unvested Eligible Options	Vested Eligible Options	Exchange Ratio	Type	Total New Options	Unvested New Options	Vested New Options	Election [Y/N]
												Yes No

Cancel | Continue

Need Help?

Contact Khue Nguyen, Stock Program Manager, at (415) 901-7709 or knguyen@servicesource.com.

Done

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SERVICESOURCE

Offer to Exchange Certain Outstanding Options for New Options
Closes January 22, 2013 at 9:00 p.m. Pacific Time

Welcome:

Home Logout Administration

Submit My Elections (Step 3 of 4)

I acknowledge my election is subject to the terms, conditions and restrictions contained in the Offer to Exchange Certain Outstanding Options for New Options.

Email Address:
Employee ID:

An email will be sent to the email address above confirming your election after you select the "I Agree" button below.

Cancel **I Agree**

Need Help?

Contact Khue Nguyen, Stock Program Manager, at (415) 901-7709 or knguyen@servicesource.com.

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SERVICESOURCE

Offer to Exchange Certain Outstanding Options for New Options
Closes January 22, 2013 at 9:00 p.m. Pacific Time

Welcome:

Home Logout Administration

Print Election Confirmation (Step 4 of 4)

Your election has been recorded as follows:

Eligible Options								New Options				
Grant Number	Type	Grant Date	Price ($)	Total Eligible Options	Unvested Eligible Options	Vested Eligible Options	Exchange Ratio	Type	Total New Options	Unvested New Options	Vested New Options	Election [Y/N]
												No

Print A Confirmation | **Logout** | **Return To Welcome Page**

Done

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Home

ServiceSource Offer to Exchange Certain Options for New Options—Election Confirmation

Your election has been recorded as follows:

Name:

Employee ID # :

Date:

Eligible Options								New Options				
Grant Number	Type	Grant Date	Price ($)	Total Eligible Options	Unvested Eligible Options	Vested Eligible Options	Exchange Ratio	Type	Total New Options	Unvested New Options	Vested New Options	Election (Y/N)
												No

If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.

Done


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SERVICESOURCE

Offer to Exchange Certain Outstanding Options for New Options
Closes January 22, 2013 at 9:00 p.m. Pacific Time

Welcome:

Home Logout Administration

To change your password, fill in the fields below and then click "Update". Note that your new password must be at least 8 characters long and contain 3 of the following: an upper case letter, a lower case letter, a number, or a special character.

Enter Login Id:

Enter Old Password:

Enter New Password:

Re-enter New Password:

Update

Done